UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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                                 Date of Report
                                (Date of earliest
                        event reported): August 14, 2002


                           MGIC Investment Corporation
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             (Exact name of registrant as specified in its charter)


     Wisconsin                      1-10816                     39-1486475
-------------------           --------------------       -----------------------
  (State or other               (Commission File              (IRS Employer
  jurisdiction of                   Number)                Identification No.)
  incorporation)


                      MGIC Plaza, 250 East Kilbourn Avenue
                           Milwaukee, Wisconsin 53202
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           (Address of principal executive offices including zip code)


                                 (414) 347-6480
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                         (Registrant's telephone number)

Item 7.   Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          99.1  Certification of Periodic Report (Chief Executive Officer)

          99.2  Certification of Periodic Report (Chief Financial Officer)


Item 9.   Regulation FD Disclosure.

     The certifications of the Registrant's Chief Executive Officer and its Chief Financial Officer required by Section 906 of the Sarbanes-Oxley Act of 2002 accompanied the filing of the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. A copy of each certification appears as Exhibits 99.1 and 99.2.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MGIC INVESTMENT CORPORATION



Date:  August 14, 2002            By: \s\ Jeffrey H. Lane
                                     -------------------------------------------
                                      Jeffrey H. Lane
                                      Senior Vice President and General Counsel



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